                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                                  /s/ ROBERT A. BELFER
                                                  ------------------------
                                                       Robert A. Belfer

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 22nd day of March, 1999.


                                                   /s/ NORMAN P. BLAKE, JR.
                                                   -------------------------
                                                        Norman P. Blake, Jr.

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 24th day of March, 1999.


                                                /s/ RONNIE C. CHAN
                                                --------------------
                                                     Ronnie C. Chan

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                                 /s/ JOHN H. DUNCAN
                                                 --------------------
                                                      John H. Duncan

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain Selling Stockholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                                         /s/ JOE H. FOY
                                                         ----------------
                                                             Joe H. Foy

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set her hand this 23rd day of March, 1999.


                                            /s/ WENDY L. GRAMM
                                            -------------------
                                                Wendy L. Gramm

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                              /s/ KEN L. HARRISON
                                              --------------------
                                                  Ken L. Harrison

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                             /s/ ROBERT K. JAEDICKE
                                             ------------------------
                                                  Robert K. Jaedicke

                                                                     EXHIBIT 24


                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                               /s/ KENNETH L. LAY
                                               --------------------
                                                   Kenneth L. Lay

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 25th day of March, 1999.


                                                   /s/ CHARLES A. LeMAISTRE
                                                   -------------------------
                                                       Charles A. LeMaistre

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                                 /s/ JEROME J. MEYER
                                                 ---------------------
                                                     Jerome J. Meyer

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                                /s/ JEFFREY K. SKILLING
                                                ------------------------
                                                    Jeffrey K. Skilling

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                                  /s/ JOHN A. URQUHART
                                                  ----------------------
                                                      John A. Urquhart

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                                      /s/ JOHN WAKEHAM
                                                      ------------------
                                                          John Wakeham

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this 23rd day of March, 1999.


                                                /s/ CHARLS E. WALKER
                                                ---------------------
                                                    Charls E. Walker

                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


           KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by Enron Corp., an Oregon corporation (the "Company"), of shares of Enron Corp. Common Stock, no par value, on behalf of certain selling shareholders of the Company, the undersigned officer or director of the Company hereby constitutes and appoints Kenneth L. Lay, Richard A. Causey, Andrew S. Fastow, and Peggy B. Menchaca, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file a registration statement on Form S-3 relating to such securities to be filed with the Securities and Exchange Commission, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereto set his hand this

23rd day of March, 1999.


                                               /s/ HERBERT S. WINOKUR, JR.
                                               ----------------------------
                                                   Herbert S. Winokur, Jr.